UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 30, 2015

COMVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35572	04-3398741

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Quannapowitt Parkway
Wakefield, MA
01880

(Address of Principal Executive Offices)
(Zip Code)

Registrant's telephone number, including area code: (781) 246-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On June 30, 2015, Comverse, Inc. (the “Company”) entered into Amendment #1 to the Master Service Agreement (the “Amendment”) with Tech Mahindra Limited (“Tech Mahindra”), amending and restating Schedule 3 to the Master Service Agreement, dated as of April 14, 2015 (the “MSA”), by and between the Company and Tech Mahindra.

Under the terms of the MSA, Tech Mahindra is performing certain services for the Company’s Digital Services business on a global basis. The services include research and development, project deployment and delivery and maintenance and support for customers of the Company’s Digital Service business.  The services under the MSA started on June 1, 2015.

Under the terms of the Amendment, Comverse agrees to (i) pay Tech Mahindra an increase in fees during the first year of the term of the MSA to compensate Tech Mahindra for its commitment to retain certain transferred employees for at least one year following such employees’ transfer to Tech Mahindra, (ii) reimburse Tech Mahindra for the payment of a retention bonus to be made to certain employees that are hired by or transferred to Tech Mahindra and remain employed with Tech Mahindra for at least one year from the date of hire or transfer and (iii) change the structure of the fees terms to provide a pro-rata payment structure determined based on the capacity of work actually transitioned to Tech Mahindra.

Under the MSA, as amended by the Amendment, the Company is obligated to pay to Tech Mahindra in the aggregate approximately $212 million in base fees for services to be provided pursuant to the MSA for a term of six years, renewable at the Company’s option.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

10.1*	Amendment #1 to the Master Service Agreement, dated as of June 30, 2015, by and between Comverse, Inc. and Tech Mahindra Limited

*
Confidential treatment was requested for certain provisions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These provisions have been omitted from the filing and submitted separately to the Securities and Exchange Commission. The location of the confidential information is indicated in the exhibit with brackets and an asterisk ([*]).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMVERSE, INC.

By:	/s/ Roy S. Luria
Roy S. Luria Senior Vice President, General Counsel and Corporate Secretary

Date:      July 7, 2015

EXHIBIT INDEX

Exhibit No.	Description
10.1*	Amendment #1 to the Master Service Agreement, dated as of June 30, 2015, by and between Comverse, Inc. and Tech Mahindra Limited

*
Confidential treatment was requested for certain provisions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. These provisions have been omitted from the filing and submitted separately to the Securities and Exchange Commission. The location of the confidential information is indicated in the exhibit with brackets and an asterisk ([*]).

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